                                POWER OF ATTORNEY

        Know all by these present, that the undersigned hereby constitutes and appoints Alexandra Plasencia and Jorge Lopez, with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

        1.    prepare and execute in the undersigned's name and on the
              undersigned's behalf, and submit to the U.S. Securities and
              Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain or update codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by
              Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

        2.    prepare, execute, acknowledge, deliver and file for and on behalf of the undersigned with respect to MSP Recovery, Inc.
              (f/k/a Lionheart Acquisition Corp. II), a Delaware corporation, a
              Delaware corporation (the "Company"), Schedules 13D and 13G and
              Forms 3, 4, and 5 with the SEC, any national securities exchanges and the Company, in accordance with Sections 13 and 16(a) of the
              Securities Exchange Act of 1934 and the rules thereunder;

        3.    do and perform any and all acts for and on behalf of the
              undersigned which may be necessary or desirable to complete and execute any such Schedules 13D or 13G or Forms 3, 4, or 5, prepare, execute, and acknowledge any amendment or amendments thereto, and timely deliver and file such form with the SEC and any stock exchange or similar authority; and

        4.    take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

                             [Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of June, 2022.

                                   Very truly yours,

                                   /s/ Calvin Hamstra
                                   -------------------------------
                                   Name: Calvin Hamstra